                                                                  Exhibit (z)(1)

                            AGREEMENT OF JOINT FILING

     Cooper River Properties, L.L.C., AIMCO/IPT, Inc., Insignia Properties, L.P., AIMCO Properties, L.P., AIMCO-GP, Inc. and Apartment Investment and Management Company agree that the Amendment No. 1 to Schedule 13D to which this agreement is attached as an exhibit, and all further amendments thereto, and all filings under Schedule 14D-1 to which this agreement is attached as an exhibit, and all amendments thereto, shall be filed on behalf of each of them. This agreement is intended to satisfy the requirements of Rule 13d-1(f)(1)(iii) under the Securities Exchange Act of 1934, as amended.

Dated:  May 13, 1999


                                            COOPER RIVER PROPERTIES, L.L.C.

                                            By: /s/Patrick J. Foye
                                               ------------------------------
                                                 Executive Vice President

                                            AIMCO/IPT, INC.

                                            By: /s/Patrick J. Foye
                                               ------------------------------
                                                 Executive Vice President

                                            INSIGNIA PROPERTIES, L.P.
                                            By:  AIMCO/IPT, INC.
                                                 (General Partner)

                                            By: /s/Patrick J. Foye
                                               ------------------------------
                                                 Executive Vice President

                                            AIMCO PROPERTIES, L.P.
                                            By: AIMCO-GP, INC.
                                                 (General Partner)

                                            By: /s/Patrick J. Foye
                                               ------------------------------
                                                 Executive Vice President

                                            AIMCO-GP, INC.

                                            By: /s/Patrick J. Foye
                                               ------------------------------
                                                 Executive Vice President

                                            APARTMENT INVESTMENT
                                            AND MANAGEMENT COMPANY

                                            By: /s/Patrick J. Foye
                                               ------------------------------
                                            Executive Vice President

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